SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

           August 12, 1999
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ----------------------
                             Commission File Number


                       Ohio                                31-0987416
----------------------------------------------      ---------------------
(State or other jurisdiction of incorporation)      (I.R.S. Employer
                                                    Identification Number)


          138 Putnam Street
     P.O. Box 738, Marietta, Ohio                     45750
---------------------------------------            ----------
(Address of principal executive offices)           (Zip Code)


              Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                          Index to Exhibits on page 3


Item 1.  Changes in Control of Registrant
        Not applicable.

Item 2.  Acquisition or Disposition of Assets
        Not applicable.

Item 3.  Bankruptcy or Receivership
        Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
        Not applicable.

Item 5.  Other Events
        On August 12 1999, Peoples Bancorp Inc. announced a quarterly dividend of $0.14 per share. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
        Not applicable.

Item 7.  Financial Statements and Exhibits
        (a) Non required
        (b) Non required
        (c) Exhibits.


EXHIBIT NUMBER              DESCRIPTION
--------------              -----------------------------------
99                          News Release issued August 12, 1999

Item 8.  Change in Fiscal Year
        Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
        Not applicable.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  August 16, 1999                  PEOPLES BANCORP INC.
                                        Registrant



                            By:     /s/ ROBERT E. EVANS
                                        Robert E. Evans
                                        President and Chief Executive Officer


INDEX TO EXHIBITS


Exhibit Number            Description                                  Page
--------------------      ------------------------------------    -------------
     99                   News Release issued August 12, 1999           4